Exhibit 99.1

Hoth Therapeutics, Inc. Announces Proposed Public Offering of Common Stock

NEW YORK, April 11, 2022 /PRNewswire/ Hoth Therapeutics, Inc. (NASDAQ: HOTH), a patient-focused biopharmaceutical company, today announced it has commenced an underwritten public offering.

EF Hutton, division of Benchmark Investments, LLC, is acting as the sole book-running manager for the offering.

The proposed offering of the common stock described above is being offered by the Company pursuant to a “shelf” registration statement on Form S-3 (File No. 333-236887) filed with the Securities and Exchange Commission (SEC) and declared effective by the SEC on March 11, 2020, and the accompanying prospectus contained therein.

The offering is being made only by means of a prospectus supplement and accompanying prospectus. A prospectus supplement describing the terms of the public offering will be filed with the SEC and will form a part of the effective registration statement.

Copies of the prospectus supplement and the accompanying prospectus relating to this offering may be obtained, when available, on the SEC’s website at http://www.sec.gov or by contacting EF Hutton, division of Benchmark Investments, LLC Attention: Syndicate Department, 590 Madison Avenue, 39th Floor, New York, NY 10022, by email at syndicate@efhuttongroup.com, or by telephone at (212) 404-7002.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Hoth Therapeutics, Inc.

Hoth Therapeutics, Inc. is a clinical-stage biopharmaceutical company focused on developing new generation therapies for unmet medical needs. Hoth’s pipeline development is focused to improve the quality of life for patients suffering from skin toxicities associated with cancer therapy, mast-cell derived cancers and anaphylaxis, Alzheimer’s Disease, atopic dermatitis and other indications. To learn more, please visit https://ir.hoththerapeutics.com/.

Forward-Looking Statement

This press release includes forward-looking statements based upon Hoth’s current expectations which may constitute forward-looking statements for the purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, and are subject to substantial risks, uncertainties and assumptions. These statements concern Hoth’s business strategies; the timing of regulatory submissions; the ability to obtain and maintain regulatory approval of existing product candidates and any other product candidates Hoth may develop, and the labeling under any approval Hoth may obtain; the timing and costs of clinical trials, the timing and costs of other expenses; market acceptance of Hoth’s products; the ultimate impact of the current Coronavirus pandemic, or any other health epidemic, on Hoth’s business, its clinical trials, its research programs, healthcare systems or the global economy as a whole; Hoth’s intellectual property; Hoth’s reliance on third party organizations; Hoth’s competitive position; Hoth’s industry environment; Hoth’s anticipated financial and operating results, including anticipated sources of revenues; Hoth’s assumptions regarding the size of the available market, benefits of Hoth’s products, product pricing, timing of product launches; management’s expectation with respect to future acquisitions; statements regarding Hoth’s goals, intentions, plans and expectations, including the introduction of new products and markets; and Hoth’s cash needs and financing plans. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. You should not place undue reliance on these forward-looking statements, which include words such as “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” or similar terms, variations of such terms or the negative of those terms. Although Hoth believes that the expectations reflected in the forward-looking statements are reasonable, Hoth cannot guarantee such outcomes. Hoth may not realize its expectations, and its beliefs may not prove correct. Actual results may differ materially from those indicated by these forward-looking statements as a result of various important factors, including, without limitation, market conditions and the factors described in the section entitled “Risk Factors” in Hoth’s most recent Annual Report on Form 10-K and Hoth’s other filings made with the U.S. Securities and Exchange Commission. All such statements speak only as of the date of this press release. Consequently, forward-looking statements should be regarded solely as Hoth’s current plans, estimates, and beliefs. Hoth cannot guarantee future results, events, levels of activity, performance or achievements. Hoth does not undertake and specifically declines any obligation to update or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events, except as may be required by applicable law.

Investor Contact:

LR Advisors LLC

Email: investorrelations@hoththerapeutics.com

www.hoththerapeutics.com

Phone: (678) 570-6791